UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 25, 2006
                                                         ----------------

                               CYTOGEN CORPORATION
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-14879                 22-2322400
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


650 College Road East, CN 5308, Suite 3100, Princeton, NJ             08540
---------------------------------------------------------       ----------------
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

     On January 25, 2006, Cytogen Corporation (the "Company") announced that it has filed a complaint against Advanced Magnetics, Inc. in the Massachusetts Superior Court for breach of contract, fraud, unjust enrichment, and breach of the implied covenant of good faith and fair dealing in connection with the parties' 2000 license agreement, as amended, for both Combidex(R) and ferumoxytol, formerly Code 7228.

     These matters were announced in a press release issued January 25, 2006, which is attached hereto as Exhibit 99.1. The Complaint with respect to these matters is attached hereto as Exhibit 99.2.

     The Company does not intend to file further current reports on Form 8-K describing pleadings with related to this lawsuit, unless material to the Company.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    Exhibit No.      Description
    -----------      -----------

       99.1          Press Release of Cytogen Corporation dated January 25, 2006

       99.2 Complaint filed January 25, 2006 in the Superior Court of the Commonwealth of Massachusetts

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By: /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   January 25, 2006

                                  EXHIBIT INDEX


    Exhibit No.      Description
    -----------      -----------

       99.1          Press Release of Cytogen Corporation dated January 25, 2006

       99.2 Complaint filed January 25, 2006 in the Superior Court of the Commonwealth of Massachusetts